Exhibit 10.16

THIS DOCUMENT PREPARED
UNDER THE ASSISTANCE OF AN
ATTORNEY LICENSED IN THE
STATE OF [NAME OF STATE] AND AFTER

RECORDING RETURN TO:
Jami L. Brodey, Esq.
Goldberg, Kohn, Bell, Black,
Rosenbloom & Moritz, Ltd.
55 East Monroe Street
Suite 3700
Chicago, Illinois 60603

SPACE ABOVE THIS LINE FOR RECORDER'S USE

Loan Nos. 07-0004261
07-0024261
07-0034261
07-0044261

FIRST AMENDMENT TO [TITLE OF DOCUMENT AMENDED]
([NAME OF FACILITY], County of [NAME OF COUNTY], State of [NAME OF STATE])

        This FIRST AMENDMENT TO [TITLE OF DOCUMENT AMENDED] (this "Amendment") is made as of this 29th day of December, 2006, between [NAME OF GRANTOR], a Nevada limited liability company ("Grantor"), whose mailing address is c/o Ensign Facility Services, Inc., 27101 Puerta Real, Suite 450, Mission Viejo, California 92691 and GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation (in its individual capacity, "GECC"), whose mailing address is 2 Bethesda Metro Center, Suite 600, Bethesda, Maryland 20814, as agent (GECC in its capacity as agent, "Agent") for Lender (as defined below).

RECITALS

        A.    On or about June 30, 2006, Grantor, certain Affiliates of Grantor (the "Existing Borrowers"), GECC and Agent entered into a certain Second Amended and Restated Loan Agreement, pursuant to which the lenders thereunder agreed to make a loan (as amended, the "Existing Loan") to the Existing Borrowers. The Existing Loan is secured by, among other things, that certain [TITLE OF DOCUMENT AMENDED] dated as of [DATE OF DOCUMENT AMENDED], 2006 made by Grantor for the benefit of Agent and recorded on [DATE OF RECORDING], 2006 in the Official Records of [PLACE OF RECORD] (as amended, the "Deed of Trust"). The Deed of Trust encumbers certain property more particularly defined therein including the parcel of land which is legally described in Exhibit A attached hereto.

        B.    Concurrently herewith, Lender has agreed, subject to the terms and conditions of that certain Third Amended and Restated Loan Agreement dated of even date herewith (said Third Amended and Restated Loan Agreement, as amended from time to time being hereinafter referred to as the "Amended Loan Agreement"), executed by and among Grantor, certain Affiliates of Grantor (together with Grantor, the "Borrower Parties"), GECC and the other financial institutions who are or hereafter become parties to the Amended Loan Agreement (together with GECC, collectively or individually, as the context may require, as "Lender") and Agent, to amend and restate the terms of the Existing Loan and to make additional advances (the Existing Loan, as amended and restated, together with the additional advances to be made pursuant to the Amended Loan Agreement are collectively referred to herein as the "Amended Loan") to Borrower Parties. The Amended Loan is evidenced by that certain

Consolidated, Amended and Restated Promissory Note of even date herewith in the original principal amount of Sixty Four Million Six Hundred Ninety Two Thousand One Hundred Eleven and 67/100ths Dollars ($64,692,111.67) (together with all notes issued in full or partial replacements thereof, or in substitution or exchange therefor, and all amendments thereto, are hereinafter collectively referred to as the "Note"). The terms and provisions of the Amended Loan Agreement and the Note are hereby incorporated by reference in this Amendment.

        C.    Agent and Grantor wish to amend certain terms of the Deed of Trust to reflect to the terms of the Amended Loan Agreement and the Amended Loan.

AGREEMENTS

        Grantor and Agent agree as follows:

        1.     Unless otherwise defined herein or in the Deed of Trust, all capitalized terms used in this Amendment and in the Deed of Trust shall have the meanings ascribed to them in the Amended Loan Agreement.

        2.     Any reference in the Deed of Trust to the "Loan", the "Loan Agreement" and the "Note" (or "Notes") shall mean, respectively, the Amended Loan, the Amended Loan Agreement and Note, as each term is defined herein.

        3.     Any reference in the Deed of Trust to the Guaranty or the Environmental Indemnity Agreement shall mean, respectively, the Guaranty and the Environmental Indemnity Agreement as defined in the Amended Loan Agreement and any reference in the Deed of Trust to any "Loan Document" or the "Loan Documents" shall be references to such Loan Document or the Loan Documents as defined in the Amended Loan Agreement and amended to date.

        4.     Any reference in the Deed of Trust to the "Default Rate" shall mean the Default Rate as defined in the Amended Loan Agreement.

        5.     This Amendment shall be governed by and construed in accordance with the internal laws of the State of Illinois, except that the provisions of the laws of the State of [CHOICE OF LAW STATE] shall be applicable to the creation, perfection and enforcement of the lien created by the Deed of Trust and this Amendment.

        6.     The Deed of Trust shall remain in full force and effect in accordance with its terms as amended by this Amendment. Grantor hereby remakes, reaffirms and ratifies as of the date hereof, all of its representations, warranties, agreements, obligations and undertakings under the Deed of Trust.

        7.     This Amendment may be executed in one or more counterparts, which, taken together, shall constitute one and the same instrument.

[SIGNATURES ON THE FOLLOWING PAGE]

        IN WITNESS WHEREOF, Grantor and Agent have executed this Amendment or have caused the same to be executed by its duly authorized representatives as of the date first above written.

GRANTOR:
[NAME OF GRANTOR], a Nevada limited liability company
By:	The Ensign Group, Inc., a Delaware corporation, its [MEMBER STATUS] member
	By:	/s/ [SIGNATORY]
Name: [SIGNATORY] Its: [TITLE]
AGENT:
GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation
By:	/s/ JIM MCMAHON
Name: Jim McMahon Its: Vice President & Duly Authorized Signatory

(Signature Page to 1st Amendment to [TITLE OF DOCUMENT AMENDED] ([NAME OF FACILITY], [NAME OF STATE]))

ACKNOWLEDGMENT

STATE OF California

COUNTY OF Orange

        On this 22 day of December, 2006, before me, the undersigned officer, personally appeared [SIGNATORY], personally known to me, or proved to me on the basis of satisfactory evidence, and who acknowledged that he is the [TITLE] of The Ensign Group, Inc., a Delaware corporation, the [MEMBER STATUS] member of [NAME OF GRANTOR], a Nevada limited liability company, and that as such officer, being duly authorized to do so pursuant to the company's bylaws or a resolution of its board of directors, executed, subscribed and acknowledged the foregoing instrument for the purposes therein contained, by signing the name of the company by himself in his authorized capacity as such officer, as his free and voluntary act and deed and the free and voluntary act and deed of the company.

        IN WITNESS WHEREOF, I hereunto set my hand and official seal.

[NOTARIAL SEAL]	/s/ YOLANDA VILLEGAS STAFF Notary Public
YOLANDA VILLEGAS STAFF
Commission # 1562875
Notary Public—California	My Commission Expires:
San Mateo County
My Comm. Expires May 27, 2009	May 27, 2009

(Acknowledgment Page to 1st Amendment to [TITLE OF DOCUMENT AMENDED] ([NAME OF FACILITY], [NAME OF STATE]))

ACKNOWLEDGMENT

STATE OF IL

COUNTY Cook

        On this 27 day of December, 2006, before me, the undersigned officer, personally appeared Jim McMahon, personally known to me, or proved to me on this basis of satisfactory evidence, and who acknowledged that he is the VP of GENERAL ELECTRIC CAPITAL CORPORATION, and that as such officer, being duly authorized to do so pursuant to the company's bylaws or a resolution of its board of directors, executed., subscribed and acknowledged the foregoing instrument for the purposes therein contained, by signing the name of the company by himself in his authorized capacity as such officer, as his free and voluntary act and deed and the free and voluntary act and deed of the company.

        IN WITNESS WHEREOF, I hereunto set my hand and official seal.

[NOTARIAL SEAL]	/s/ CATHERINE M CARELLA Notary Public
OFFICIAL SEAL
CATHERINE M CARELLA
Notary Public—State of Illinois	My Commission Expires:
My Commission Expires Jun 15, 2009
June 15, 2009

(Acknowledgment Page to 1st Amendment to [TITLE OF DOCUMENT AMENDED] ([NAME OF FACILITY], [NAME OF STATE]))

SCHEDULE OF MATERIAL DIFFERENCES

NAME OF FACILITY	NAME OF STATE	TITLE OF DOCUMENT AMENDED	NAME OF COUNTY	NAME OF GRANTOR	DATE OF DOCUMENT AMENDED
Desert Terrace Nursing Center	Arizona	AMENDED AND RESTATED DEED OF TRUST, ASSIGNMENT OF RENTS, SECURITY AGREEMENT AND FIXTURE FINANCING STATEMENT	Maricopa	TERRACE HOLDINGS AZ LLC	June 30
Desert Sky Nursing Home	Arizona	AMENDED AND RESTATED DEED OF TRUST, ASSIGNMENT OF RENTS, SECURITY AGREEMENT AND FIXTURE FINANCING STATEMENT	Maricopa	SKY HOLDINGS AZ LLC	June 30
Highland Manor Health and Rehabilitation Center	Arizona	AMENDED AND RESTATED DEED OF TRUST, ASSIGNMENT OF RENTS, SECURITY AGREEMENT AND FIXTURE FINANCING STATEMENT	Maricopa	ENSIGN HIGHLAND LLC	June 30
North Mountain Medical and Rehabilitation Center	Arizona	AMENDED AND RESTATED DEED OF TRUST, ASSIGNMENT OF RENTS, SECURITY AGREEMENT AND FIXTURE FINANCING STATEMENT	Maricopa	VALLEY HEALTH HOLDINGS LLC	June 30
Catalina Care and Rehabilitation Center	Arizona	DEED OF TRUST, ASSIGNMENT OF RENTS, SECURITY AGREEMENT AND FIXTURE FINANCING STATEMENT	Pima	RILLITO HOLDINGS LLC	June 30
Park Manor	Washington	DEED OF TRUST, ASSIGNMENT OF RENTS, SECURITY AGREEMENT AND FIXTURE FINANCING STATEMENT	Walla Walla	PLAZA HEALTH HOLDINGS LLC	June 30
Park View Gardens at Montgomery	California	DEED OF TRUST, ASSIGNMENT OF RENTS, SECURITY AGREEMENT AND FIXTURE FINANCING STATEMENT	Sonoma	MOUNTAINVIEW COMMUNITYCARE LLC	October 16
Sabino Canyon Rehabilitation and Care Center	Arizona	DEED OF TRUST, ASSIGNMENT OF RENTS, SECURITY AGREEMENT AND FIXTURE FINANCING STATEMENT	Pima	MEADOWBROOK HEALTH ASSOCIATES LLC	October 16

NAME OF FACILITY	DATE OF RECORDING	PLACE OF RECORD	CHOICE OF LAW STATE	MEMBER STATUS	SIGNATORY	TITLE
Desert Terrace Nursing Center	July 3	the Maricopa County Recorder as Document No. 20060892456	Arizona	sole	Gregory K. Stapley	Vice President
Desert Sky Nursing Home	July 3	the Maricopa County Recorder as Document No. 20060892458	Arizona	sole	Alan Norman	CFO
Highland Manor Health and Rehabilitation Center	July 3	the Maricopa County Recorder as Document No. 20060892460	Arizona	sole	Gregory K. Stapley	Vice President
North Mountain Medical and Rehabilitation Center	July 3	the Maricopa County Recorder as Document No. 20060892453	Arizona	sole	Gregory K. Stapley	Vice President
Catalina Care and Rehabilitation Center	June 30	the Pima County Recorder in Docket No. 12837, Page 4612	Arizona	managing	Gregory K. Stapley	Vice President
Park Manor	August 19	the Walla Walla County Recorder as Document 2006-09502	Arizona	sole	Gregory K. Stapley	Vice President
Park View Gardens at Montgomery	October 18	Sonoma County as Document No. 2006128240	California	sole	Gregory K. Stapley	Vice President
Sabino Canyon Rehabilitation and Care Center	October 17	the Pima County Recorder as Docket No. 12911, Page No. 421 and re-recorded on December 5, 2006 in the official Records of the Pima County Recorder as Document No. 12944, and Page No. 421	Arizona	sole	Gregory K. Stapley	Vice President